U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2008

American Capital Strategies, Ltd.

(Exact name of registrant as specified in its charter)

DELAWARE	814-00149	52-1451377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center 14th Floor Bethesda, MD 20814

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 951-6122

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 7, 2008, American Capital Strategies, Ltd. (“American Capital” or the “Company”) announced a share repurchase plan that was recently approved by the Company’s Board of Directors. Under this plan, American Capital may repurchase up to a half billion dollars of its common stock at prices below its net asset value as reported in its then most recently published financial statements.

American Capital released a letter to its stockholders announcing the repurchase plan. A copy of the letter is attached hereto as an exhibit.

Item 9.01 Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibit No.	Description

99.1	Letter to Stockholders dated January 8, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL STRATEGIES, LTD.

Dated: January 9, 2008	By:	/s/ SAMUEL A. FLAX
Samuel A. Flax
Executive Vice President, General Counsel, and Secretary